Exhibit 99-A

June 3, 2019

Rene Schena, Chief Executive Officer

Arrayit Corporation

927 Thompson Place

Sunnyvale, CA 94085

Dear Ms. Schena:

This is to confirm that the client-auditor relationship between Arrayit Corporation. (Commission File No. 001-16381) and Rosenberg Rich Baker Berman, P.A. has ceased, June 3, 2019.

Very truly yours,

Rosenberg Rich Baker Berman, P.A.

c:	Office of the Chief Accountant

Mail Stop 6561

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549